Exhibit 13.1

Take Action for
Your Community

As criminal threats multiply and evolve, we're giving ordinary citizens a way to fight back. Our exclusive Public Safety Infrastructure Bond Offering is an opportunity for you to support law enforcement and security professionals with the technologies they need to keep our communities and schools safe.

Reserve Investment Opportunity




KSCP

Join the Fight for Public Safety

With the Public Safety Infrastructure Bond Offering, Knightscope plans to issue up to $10,000,000 of bonds with an annual interest rate of 10%. Your indication of interest reserves the opportunity to purchase bonds in the potential offering.

Name

Email

Phone number

Potential investment amount

☑ Receive information about the School Safety Grant Program

Reserve Investment Opportunity


POLICE

Friendly Neighborhood Security Robots

Our Autonomous Security Robots (ASRs) are a unique combination of artificial intelligence, robotics, and self-driving technology providing human law enforcement with extra eyes, ears, and a voice on the ground. We can be in multiple places at once, helping officers and guards protect places people live, work, study, and visit.



Crime Evolves Constantly

Public Safety will always need new tools to meet new threats. Our AI and robotics not only offer a potential solution that improves over time – they are already operating for police and security organizations across the US.

Join Us and Be a Force for Good

Support public safety

The net proceeds from the Bond issue will be used by the company to build and upgrade the Nation's public safety infrastructure and help communities in need.

Become an insider

The Reg A framework makes it possible for us to give retail investors a high-yield debt investment opportunity normally reserved for high-profile investors.

Pioneer an industry

We considered ourselves AI public safety pioneers even before 'AI" became a household term. Others skim the surface - we literally run on AI 24/7/365 across the country.

Reserve Investment Opportunity



How Does the Bond Work?

Knightscope plans to issue up to $10,000,000 of bonds with an annual interest rate of 10%. Your indication of interest reserves the opportunity to purchase bonds in the potential future Public Safety Infrastructure Bond Offering.

Name

Email

Phone number

Potential investment amount

- [x] Receive information about the School Safety Grant Program

Reserve Investment Opportunity

Machine-as-a-Service vs. Human Security

Knightscope's advantages over human security are rooted in our Autonomous Security Robots (ASRs), which have a unique combination of artificial intelligence, robotics, and self-driving technology.

24/7 security, n weekends off

90% labor cost savings

4X available work hours

Advanced detection

Improves over time



Crime Fighting Wins

Those are just a few examples. We're continually working to expand our coverage and ensure that communities everywhere can live carefree. Your investment is key to

27%

Arrests up 27% with the help of our robots in Huntington Park, CA

90%

Property vandalism/car break-ins down as much as 90% at Santa Clara Towers

$100K

Saved business owner from a $100,000 lawsuit with eye-level video evidence


EMERGENCY
EMERGENCY
CALL BOX
United States

Client Testimonials

"We have had a great experience integratin the K5 into our City resources, and it's been very beneficial in expanding the police department's ability to monitor public spac enhance the public safety element and improve the perception of our community."

Cosme Lozano
Chief of Police,
Huntington Park Police Department

"Rovie K-Nueve has improved our site safety significantly! We have seen dramatic change since we deployed the robot: the property vandalism/car break ins have reduced by 90% The Robot joining the security officers' crew, has helped the Property, the Security Officer and SCPD tremendously. The break-ins reduced from 10 a day to once or twice a month."

Tatiane Martins
Property Manager,
Santa Clara Towers

"Knightscope's customer service is extremely responsive. They're open to new ideas and always available when we need to discuss anything."

Robert Krauss
VP Public Safety,
Pechanga Resort Casino

Strong Market Trends

The Security Robots Market was worth $32 billion in 2021 and is projected to reach $119 billion by 2030[1]. We have the unique potential to work with major law enforcement and security organizations across America and deploy our robots at airports, casinos, homeowners associations, hotels, hospitals, corporate campuses, and schools everywhere.

Reserve Investment Opportunity





Let’s Make America the Safest Country in the World

Our range of products encompasses stationary, mobile, indoor, and outdoor robots for various purposes. Why? Because criminals and terrorists can be anywhere - and if we are serious about the mission then Knightscope needs to be everywhere. To do so, we’re making everything from emergency communication devices to remote monitoring systems with the goal of one day having 7,000+ machines-in-network across the country that are able to “see, feel, hear, smell and speak”. This is just the beginning.

Reserve Investment Opportunity



Meet Our Team



William Santana Li
Chairman and CEO



Mallorie S Burak
President and Chief Financial Officer



Stacy D Stephens
EVP and Chief Client Officer



Mercedes Soria
EVP and Chief Intelligence Officer



Aaron J Lehnhardt,
EVP and Chief Design Officer



Peter M Weinberg
General Counsel



Jason M Gonzalez
SVP Client Development



Ronald J Gallegos
VP Client Experience



Doris Lam
VP Finance

Frequently Asked Questions

What does my reservation mean?

What is "testing the waters"?

How is this different than investment in the publicly traded shares for Knightscope?

What is the School Safety Grant Program?



How Does the Bond Work?

Knightscope plans to issue up to $10,000,000 of bonds with an annual interest rate of 10%. Your indication of interest reserves the opportunity to purchase bonds in the potential future Public Safety Infrastructure Bond Offering.

Name

Email

Phone number

Potential investment amount

☑ Receive information about the School Safety Grant Program

Reserve Investment Opportunity

KNIGHTSCOPE

Knightscope, Inc. ("Knightscope") is "testing the waters" to gauge market demand from potential investors for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the "Commission") and approval of any other required government or regulatory agency. An indication of interest made by a prospective investor is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an offering statement that has been qualified by the Commission.

© Knightscope, Inc. 2023 | Privacy & Legal | NASDAQ: KSCP

Fight Crime with Your **Investment Portfolio**



It's only a matter of time before Autonomous Security Robots (ASRs) are on patrol near you. Our latest bond offering is an opportunity to participate in the future of public safety and participate in an opportunity not normally offered to retail investors.

Reserve Investment Opportunity

KSCP
KNIGHTSCOPE, INC. NASDAQ

Join the Fight for Public Safety

With the Public Safety Infrastructure Bond Offering, Knightscope plans to issue up to $10,000,000 of bonds with an annual interest rate of 10%. Your indication of interest reserves the opportunity to purchase bonds in the potential offering.

Name

Email

Phone number

Potential investment amount

☑ Receive information about the School Safety Grant Program

Reserve Investment Opportunity


POLICE

Friendly Neighborhood Security Robots

Our Autonomous Security Robots (ASRs) are a unique combination of artificial intelligence, robotics, and self-driving technology providing human law enforcement with extra eyes, ears, and a voice on the ground. We can be in multiple places at once, helping officers and guards protect places people live, work, study, and visit.



Crime Evolves Constantly

Public Safety will always need new tools to meet new threats. Our AI and robotics not only offer a potential solution that improves over time – they are already operating for police and security organizations across the US.

Join Us and Be a Force for Good

Support public safety

The net proceeds from the Bond issue will be used by the company to build and upgrade the Nation's public safety infrastructure and help communities in need.

Become an insider

The Reg A framework makes it possible for us to give retail investors a high-yield debt investment opportunity normally reserved for high-profile investors.

Pioneer an industry

We considered ourselves AI public safety pioneers even before 'AI" became a household term. Others skim the surface - we literally run on AI 24/7/365 across the country.

Reserve Investment Opportunity



How Does the Bond Work?

Knightscope plans to issue up to $10,000,000 of bonds with an annual interest rate of 10%. Your indication of interest reserves the opportunity to purchase bonds in the potential future Public Safety Infrastructure Bond Offering.

Name

Email

Phone number

Potential investment amount

☑ Receive information about the School Safety Grant Program

Reserve Investment Opportunity

Machine-as-a-Service vs. Human Security

Knightscope's advantages over human security are rooted in our Autonomous Security Robots (ASRs), which have a unique combination of artificial intelligence, robotics, and self-driving technology.

- 24/7 security, no weekends off
- 90% labor cost savings
- 4X available work hours
- Advanced detection
- Improves over time



Crime Fighting Wins

Those are just a few examples. We're continually working to expand our coverage and ensure that communities everywhere can live carefree. Your investment is key to making that happen.

27%

Arrests up 27% with the help of our robots in Huntington Park, CA

90%

Property vandalism/car break-ins down as much as 90% at Santa Clara Towers

$100K

Saved business owner from a $100,000 lawsuit with eye-level video evidence


EMERGENCY
EMERGENCY
CALL
BOX
United States

Client Testimonials

"We have had a great experience integrating the K5 into our City resources, and it's been very beneficial in expanding the police department's ability to monitor public spaces, enhance the public safety element and improve the perception of our community."

Cosme Lozano
Chief of Police,
Huntington Park Police Department

"Rovie K-Nueve has improved our site safety significantly! We have seen dramatic changes since we deployed the robot: the property vandalism/car break ins have reduced by 90%. The Robot joining the security officers' crew, has helped the Property, the Security Officers and SCPD tremendously. The break-ins reduced from 10 a day to once or twice a month."

Tatiane Martins
Property Manager,
Santa Clara Towers

"Knightscope's customer service is extremely responsive. They're open to new ideas and always available when we need to discuss anything."

Robert Krauss
VP Public Safety,
Pechanga Resort Casino

Strong Market Trends

The Security Robots Market was worth $32 billion in 2021 and is projected to reach $119 billion by 2030[1]. We have the unique potential to work with major law enforcement and security organizations across America and deploy our robots at airports, casinos, homeowners associations, hotels, hospitals, corporate campuses, and schools everywhere.

Reserve Investment Opportunity





Let's Make America the Safest Country in the World

Our range of products encompasses stationary, mobile, indoor, and outdoor robots for various purposes. Why? Because criminals and terrorists can be anywhere - and if we are serious about the mission then Knightscope needs to be everywhere. To do so, we're making everything from emergency communication devices to remote monitoring systems with the goal of one day having 7,000+ machines-in-network across the country that are able to "see, feel, hear, smell and speak". This is just the beginning.

Reserve Investment Opportunity



Meet Our Team



William Santana Li
Chairman and CEO



Mallorie S Burak
President and Chief Financial Officer



Stacy D Stephens
EVP and Chief Client Officer



Mercedes Soria
EVP and Chief Intelligence Officer



Aaron J Lehnhardt,
EVP and Chief Design Officer



Peter M Weinberg
General Counsel



Jason M Gonzalez
SVP Client Development



Ronald J Gallegos
VP Client Experience



Doris Lam
VP Finance

Frequently Asked Questions

What does my reservation mean?

What is "testing the waters"?

How is this different than investment in the publicly traded shares for Knightscope?

What is the School Safety Grant Program?



How Does the Bond Work?

Knightscope plans to issue up to $10,000,000 of bonds with an annual interest rate of 10%. Your indication of interest reserves the opportunity to purchase bonds in the potential future Public Safety Infrastructure Bond Offering.

Name

Email

Phone number

Potential investment amount

☑ Receive information about the School Safety Grant Program

Reserve Investment Opportunity

KNIGHTSCOPE

Knightscope, Inc. ("Knightscope") is "testing the waters" to gauge market demand from potential investors for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the "Commission") and approval of any other required government or regulatory agency. An indication of interest made by a prospective investor is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an offering statement that has been qualified by the Commission.

© Knightscope, Inc. 2023 | Privacy & Legal | NASDAQ: KSCP

AI is the **Future of Public Safety**



With advanced AI and robotics, Knightscope's Autonomous Security Robots (ASRs) meet a new world of expanding and evolving criminal threats. Our AI robots are already stopping vandalism, break-ins, and thefts in parking lots and buildings across the country.

Reserve Investment Opportunity


KSCP

Join the Fight for Public Safety

With the Public Safety Infrastructure Bond Offering, Knightscope plans to issue up to $10,000,000 of bonds with an annual interest rate of 10%. Your indication of interest reserves the opportunity to purchase bonds in the potential offering.

Name

Email

Phone number

Potential investment amount

☑ Receive information about the School Safety Grant Program

Reserve Investment Opportunity


POLICE

Friendly Neighborhood Security Robots

Our Autonomous Security Robots (ASRs) are a unique combination of artificial intelligence, robotics, and self-driving technology providing human law enforcement with extra eyes, ears, and a voice on the ground. We can be in multiple places at once, helping officers and guards protect places people live, work, study, and visit.



Crime Evolves Constantly

Public Safety will always need new tools to meet new threats. Our AI and robotics not only offer a potential solution that improves over time – they are already operating for police and security organizations across the US.

Join Us and Be a Force for Good

Support public safety

The net proceeds from the Bond issue will be used by the company to build and upgrade the Nation's public safety infrastructure and help communities in need.

Become an insider

The Reg A framework makes it possible for us to give retail investors a high-yield debt investment opportunity normally reserved for high-profile investors.

Pioneer an industry

We considered ourselves AI public safety pioneers even before 'AI" became a household term. Others skim the surface - we literally run on AI 24/7/365 across the country.

Reserve Investment Opportunity



How Does the Bond Work?

Knightscope plans to issue up to $10,000,000 of bonds with an annual interest rate of 10%. Your indication of interest reserves the opportunity to purchase bonds in the potential future Public Safety Infrastructure Bond Offering.

Name

Email

Phone number

Potential investment amount

☑ Receive information about the School Safety Grant Program

Reserve Investment Opportunity

Machine-as-a-Service vs. Human Security

Knightscope's advantages over human security are rooted in our Autonomous Security Robots (ASRs), which have a unique combination of artificial intelligence, robotics, and self-driving technology.

- 24/7 security, no weekends off
- 90% labor cost savings
- 4X available work hours
- Advanced detection
- Improves over time



Crime Fighting Wins

Those are just a few examples. We're continually working to expand our coverage and ensure that communities everywhere can live carefree. Your investment is key to making that happen.

27%

Arrests up 27% with the help of our robots in Huntington Park, CA

90%

Property vandalism/car break-ins down as much as 90% at Santa Clara Towers

$100K

Saved business owner from a $100,000 lawsuit with eye-level video evidence


EMERGENCY
EMERGENCY
CALL BOX
United States

Client Testimonials

"We have had a great experience integrating the K5 into our City resources, and it's been very beneficial in expanding the police department's ability to monitor public spaces, enhance the public safety element and improve the perception of our community."

Cosme Lozano
Chief of Police,
Huntington Park Police Department

"Rovie K-Nueve has improved our site safety significantly! We have seen dramatic changes since we deployed the robot: the property vandalism/car break ins have reduced by 90%. The Robot joining the security officers' crew, has helped the Property, the Security Officers and SCPD tremendously. The break-ins reduced from 10 a day to once or twice a month."

Tatiane Martins
Property Manager,
Santa Clara Towers

"Knightscope's customer service is extremely responsive. They're open to new ideas and always available when we need to discuss anything."

Robert Krauss
VP Public Safety,
Pechanga Resort Casino

Strong Market Trends

The Security Robots Market was worth $32 billion in 2021 and is projected to reach $119 billion by 2030[1]. We have the unique potential to work with major law enforcement and security organizations across America and deploy our robots at airports, casinos, homeowners associations, hotels, hospitals, corporate campuses, and schools everywhere.

Reserve Investment Opportunity





Let's Make America the Safest Country in the World

Our range of products encompasses stationary, mobile, indoor, and outdoor robots for various purposes. Why? Because criminals and terrorists can be anywhere - and if we are serious about the mission then Knightscope needs to be everywhere. To do so, we're making everything from emergency communication devices to remote monitoring systems with the goal of one day having 7,000+ machines-in-network across the country that are able to "see, feel, hear, smell and speak". This is just the beginning.

Reserve Investment Opportunity



Meet Our Team



William Santana Li
Chairman and CEO



Mallorie S Burak
President and Chief Financial Officer



Stacy D Stephens
EVP and Chief Client Officer



Mercedes Soria
EVP and Chief Intelligence Officer



Aaron J Lehnhardt,
EVP and Chief Design Officer



Peter M Weinberg
General Counsel



Jason M Gonzalez
SVP Client Development



Ronald J Gallegos
VP Client Experience



Doris Lam
VP Finance

Frequently Asked Questions

What does my reservation mean?

What is "testing the waters"?

How is this different than investment in the publicly traded shares for Knightscope?

What is the School Safety Grant Program?



How Does the Bond Work?

Knightscope plans to issue up to $10,000,000 of bonds with an annual interest rate of 10%. Your indication of interest reserves the opportunity to purchase bonds in the potential future Public Safety Infrastructure Bond Offering.

Name

Email

Phone number

Potential investment amount

- [x] Receive information about the School Safety Grant Program

Reserve Investment Opportunity

KNIGHTSCOPE

Knightscope, Inc. ("Knightscope") is "testing the waters" to gauge market demand from potential investors for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the "Commission") and approval of any other required government or regulatory agency. An indication of interest made by a prospective investor is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an offering statement that has been qualified by the Commission.

© Knightscope, Inc. 2023 | Privacy & Legal | NASDAQ: KSCP

Keep Watch Over Your Inbox Hi Monica, We are thrilled that you’re interested in our bond offering. Stay tuned for more updates as our Fight Back campaign gets rolling. Not only is this an opportunity for us to work together at making schools and communities safer – it’s a chance for you to earn 10% interest on a bond payable annually the first year and quarterly after that. Investing in public safety is a win for everybody. That’s why we’re proud to be engineering the future of public safety with autonomous security robots of all kinds. They’re already logging crime-fighting results in communities around the US, and you’re joining us at a major inflection point as we work to reach even more. We look forward to having you along! Sincerely, The Knightscope Team Knightscope, Inc. (“Knightscope”) is “testing the waters” to gauge market demand from potential investors for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the “Commission”) and approval of any other required government or regulatory agency. An indication of interest made by a prospective investor is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an offering statement that has been qualified by the Commission. Knightscope, Inc. 1070 Terra Bella Avenue Mountain View, CA 94043 © 2023 | All rights reserved. No longer wish to receive these emails? Unsubscribe

Keep Watch Over Your Inbox Hi Monica, Thank you for expressing interest in our Public Safety Infrastructure Bond Offering. You’re on your way to helping us keep schools and communities safe and earning passive income of 10% annually on our bond. But this bond offering is just one of two ways we’re raising funds for the future of crime fighting. The other is our School Safety Grant Program. In almost all cases, schools don’t have the funds they need to support teaching, feeding, and protecting students. Our grant is intended to raise funds from the general public to support schools with a budget shortfall. Our students and teachers deserve better. And with your help, we can give them the financial resources they need to pay for multi-million-dollar safety and security upgrades. Learn more about how you can support our Grant Program right here. We’re excited to update you on the Fight Back campaign moving forward. Best Regards, The Knightscope Team Knightscope, Inc. (“Knightscope”) is “testing the waters” to gauge market demand from potential investors for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the “Commission”) and approval of any other required government or regulatory agency. An indication of interest made by a prospective investor is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an offering statement that has been qualified by the Commission. Knightscope, Inc. 1070 Terra Bella Avenue Mountain View, CA 94043 © 2023 | All rights reserved. No longer wish to receive these emails? Unsubscribe